SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                       ----------------------
                            SCHEDULE 14A

                           (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          MONARCH SERVICES, INC.
----------------------------------------------------------------------
            (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount previous paid:
    (2) Form, Schedule or registration statement no.:
    (3) Filing party:
    (4) Date Filed:







MONARCH SERVICES, INC.
4517 Harford Road
Baltimore, Maryland 21214





                                                     September 2, 2005




Dear Stockholder:

     Your Company cordially invites you to attend the 2005 Annual Meeting of Stockholders which will be held at 10:00 A.M. on October 26, 2005, at Peerce's Plantation, 12460 Dulaney Valley Road, Phoenix, Maryland.

     The Notice of Annual Meeting and Proxy Statement accompanying this letter describes the business to be transacted at the Annual Meeting. A copy of the Annual Report to Stockholders is also enclosed herewith.

     Whether you plan to attend or not, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, in order that as many shares as possible may be represented at the Annual Meeting. Returning your proxy does not deprive you of your right to attend the Annual Meeting and vote your shares in person.

     A majority of the outstanding shares of Common Stock must be represented at the Annual Meeting in order to transact business, and accordingly, the vote of every stockholder is important. Your cooperation in returning your executed proxy promptly will be appreciated.


                                       Sincerely,

                                       /s/ JACKSON Y. DOTT

                                       Jackson Y. Dott,
                                       President
















                       MONARCH SERVICES, INC.
                         4517 Harford Road
                     Baltimore, Maryland 21214

       NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                         OCTOBER 26, 2005


NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of Monarch Services, Inc., a Maryland corpor-ation (the "Company"), will be held at 10:00 A.M. local time on October 26, 2005, at Peerce's Plantation, 12460 Dulaney Valley
Road, Phoenix, Maryland for the following purposes:

 1. To elect one Class II director to hold office until the 2008 annual meeting and until his successor is duly elected and qualified;

 2. To ratify the appointment of Stegman & Company as the Company's independent registered public accountants for the fiscal year ending April 30, 2006; and

 3. To consider any other matter which may properly come before the Annual Meeting.


      All the above matters are more fully described in the accompanying Proxy Statement.

      The Board of Directors has fixed the close of business on August 26, 2005 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     Each stockholder is cordially invited to attend the Annual Meeting in person. To assure representation at the Annual Meeting, however, stockholders are urged to date, sign and return the enclosed proxy card as promptly as possible in the postage-paid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has previously returned a proxy card.

                                  By Order of the Board of Directors,

                                  /s/ Marshall Chadwell

                                  Marshall Chadwell
                                  Secretary


Baltimore, Maryland
September 2, 2005







                     MONARCH SERVICES, INC.
                        4517 HARFORD ROAD
                     BALTIMORE, MARYLAND 21214

                         PROXY STATEMENT
                2005 ANNUAL MEETING OF STOCKHOLDERS
                         OCTOBER 26, 2005

         GENERAL INFORMATION CONCERNING THE SOLICITATION

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Monarch Services, Inc. (the "Company") to be voted at the Company's 2005 Annual Meeting of Stockholders to be held at Peerce's Plantation, 12460 Dulaney Valley Road, Phoenix,
Maryland on October 26, 2005 at 10:00 a.m., prevailing local time, and any adjournments and postponements thereof (the
"Annual Meeting"). A stockholder may revoke his proxy at any time prior to its use by executing another proxy bearing a later date or by notifying the Secretary of the Company in writing. Copies of this Proxy Statement, the attached Notice of 2005 Annual Meeting of Stockholders, and the enclosed form of proxy were first mailed to the Company's stockholders on or about September 2, 2005. The Company's principal executive offices are located at 4517 Harford Road, Baltimore, Maryland 21214 and its telephone number is
(410) 254-9200.

The Proposals. At the Annual Meeting, the Company's stockholders will
(i)consider and vote upon the election of one Class II Director to hold office until the 2008 Annual Meeting of Stockholders and until his successor is duly elected and qualified; (ii)vote to approve and ratify the appointment of Stegman & Company as the Company's independent auditors for the fiscal year ending April 30, 2006; and
(iii) consider any other matter which may properly come before the Annual Meeting.

Approval by the Board. The Company's Board of Directors has unanimously approved, and recommends that the Company's stockholders approve, the election of the nominated Class II Director and the ratification of the appointment of Stegman & Company as the Company's independent registered public auditors.

Voting of Proxies; Revocability of Proxy. A proxy card in the accompanying form, which is properly executed, duly returned to the Secretary of the Company and not revoked prior to exercise, will be voted in accordance with the instructions indicated in the proxy card. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Annual Meeting, the proxies named therein will vote the shares represented thereby in favor of the election of the nominated director and in favor of the ratification of the appointment of Stegman & Company as the Company's independent auditors. Stockholders are entitled to one vote for each share held. There is no cumulative voting for the election of directors.

Each stockholder who has executed a proxy and returned it to the Secretary of the Company may revoke the proxy by notice in writing delivered to the Secretary of the Company, or by attending the Annual Meeting in person and requesting the return of the proxy, in either case at any time prior to the voting of the proxy. In addition, any later dated proxies returned on a timely basis will revoke proxies submitted prior thereto. A stockholder who attends the Annual Meeting in person, may, if he or she wishes, vote by ballot at the Annual Meeting, thereby canceling any proxy previously given by such stockholder. However, presence alone at the Annual Meeting does not revoke an earlier proxy.

If a stockholder's shares are held in the name of a bank, broker or other holder of record, the stockholder will receive instructions from the holder of record that the stockholder must follow in order for the stockholder's shares to be voted. If a stockholder's shares are not registered in the stockholder's own name and the stockholder plans to vote such shares in person at the Annual Meeting, the stockholder should contact his or her broker or agent to obtain a broker's proxy card and bring it to the Annual Meeting in order to vote.

Solicitation of Proxies. Proxies are being solicited by and on behalf of the Company. Accordingly, the costs of preparing, assembling and mailing the proxy materials will be borne by the Company. In addition to solicitation by the use of mails, proxies may be solicited by Directors, officers and employees of the Company in person or by telephone, facsimile transmission or other means of communication. Such Directors, officers and employees of the Company will not be additionally compensated, but will be reimbursed for out-of-pocket expenses in connection with any such solicitation. Arrangements will also be made with brokers and dealers, custodians, nominees and fiduciaries to assist the Company in the solicitation of proxies, including for forwarding of proxy materials to beneficial owners of common stock of the Company, $0.001 par value per share (the "Common Stock"), held of record by such persons, and the Company will reimburse such brokers, dealers, custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith but will not otherwise compensate such persons. The Company does not currently intend to retain outside proxy solicitors to solicit proxies by use of the mails, in person, by telephone, by facsimile transmission or by other means of communication; however, the Company reserves the right to retain outside proxy solicitors if necessary. The costs of outside proxy solicitors, if retained, will be borne by the Company.


Record Date. The Board of Directors has fixed the close of business on August 26, 2005 as the record date (the "Record
Date") for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting.


Ownership of Voting Securities. Only stockholders of record of outstanding Common Stock of the Company at the close of business on August 26, 2005 are entitled to notice of, and to vote at, the Annual Meeting. On August 26, 2005, 1,619,620 shares of Common Stock were outstanding.


Voting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election appointed for the Annual Meeting and will determine whether or not a quorum is present. Where, as to any matter submitted to the stockholders for a vote, proxies are marked as abstentions (or stockholders appear in person but abstain from voting), such abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter; however, such shares will be considered present for purposes of a quorum.


PROPOSAL ONE: ELECTION OF DIRECTOR

     The number of Directors of Monarch is currently fixed at five. Pursuant to Maryland law, the Board of Directors is divided into three classes. One Class II Director is nominated for election to serve for a three year term until the Annual Meeting in 2008 and until his successor is duly elected and qualified. The Class I and Class III Directors serve until, respectively, the 2006 and 2007 Annual Meetings of Stockholders. Officers are elected annually by the Board to serve for such periods of time as the Board determines.

     Proxies solicited hereby cannot be voted for a greater number of persons than the number of nominees named. If at the time of the Annual Meeting a nominee should be unable or decline to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute. The Board of Directors has no reason to believe that any substitute nominee will be required.


Vote Required

     One Class II Director will be elected at the Annual Meeting by a plurality of all the votes cast with respect to such class. Therefore, the nominee for Director who receives the most votes will be elected. Abstentions and broker non-votes will have no effect on the election of Directors at the Annual Meeting.


The address of the nominee and each of the Directors and officers of the Company is c/o Monarch Services, Inc., 4517 Harford Road, Baltimore,
MD 21214.

               Nominee for Election as Class II Director
                   Term Expiring 2008 Annual Meeting

                                        Principal Occupation(s) and
                            Director    Business Experience During
     Name and Age            Since            Past 5 Years
---------------------------------------------------------------------

Jackson Y. Dott, Age 47       1987    Mr. Dott has been the President
                                      and Chief Executive Officer of
                                      the Company since 1990. He also
                                      has served as the Assistant
                                      Treasurer since 2002. Mr. Dott
                                      is the son of A. Eric Dott,
                                      Chairman of the Company.


The Board of Directors recommends that stockholders vote "FOR" the election of the Class II Director nominee. Unless contrary instructions are given, the persons named in the accompanying proxy will vote all shares in favor of the nominee.


                            Class III Directors
                            Continuing in Office
                      Term Expiring 2006 Annual Meeting


                                        Principal Occupation(s) and
                            Director    Business Experience During
     Name and Age            Since            Past 5 Years
---------------------------------------------------------------------

A. Eric Dott, Age 78          1970    Mr. Dott has been the Chairman
                                      of the Board of the Company since
                                      1990 and the Assistant Secretary
                                      since 2002.  Mr. Dott is the
                                      father of Jackson Y. Dott,
                                      President of the Company.


Trent J. Walklett, Age 37     2004    Mr. Walklett has been the Controller
                                      for All Risks Ltd. since 2004. From
                                      2001 to 2003, Mr. Walklett was Vice-
                                      President of EYT, Inc. (formerly
                                      Ernst & Young Technologies).  From
                                      1998 to 2000, Mr. Walklett was Manager
                                      of Corporate Accounting for Marriott
                                      International, Inc.  Prior to joining
                                      Marriott, Mr. Walklett held various
                                      financial auditing positions with
                                      KPMG, LLP.  Mr. Walklett is a Certified
                                      Public Accountant.  Mr. Walklett
                                      currently serves as a member of the
                                      Audit Committee and also serves as
                                      a member of the Board of Directors of
                                      SBS Interactive, Inc.


                            Class I Director
                          Continuing in Office
                   Term Expiring 2007 Annual Meeting

                                       Principal Occupation(s) and
                            Director    Business Experience During
     Name and Age            Since            Past 5 Years
---------------------------------------------------------------------

David F. Gonano, Age 58       1996    Mr. Gonano is Managing Director
                                      of American Express Tax and
                                      Business Services.  Mr. Gonano
                                      is also a Personal Financial
                                      Specialist and a Certified
                                      Public Accountant.  He currently
                                      serves as the Chairman of the
                                      Company's Audit Committee.


                    Officers that are not Directors

                                       Principal Occupation(s) and
                            Director    Business Experience During
     Name and Age            Since            Past 5 Years
------------------------------------------------------------------

Marshall Chadwell, Age 65      N/A    Mr. Chadwell has been the
                                      Chief Financial Officer of
                                      the Company since 1996 and
                                      the Controller of Company
                                      since 1995. He also has served
                                      as the Secretary and Treasurer
                                      of the Company since 2002.



Independent Members of the Board of Directors

	The Board of Directors has determined that David Gonano and Trent Walklett are independent directors under Rule 4200(a)(15) of the Nasdaq listing standards.

Committees of the Board and Attendance

     The Board of Directors met six times during the last fiscal year. The Board has a standing Audit Committee. The Audit Committee met four times during the 2005 fiscal year. No Director attended less than 75% of the aggregate number of meetings of the Board of Directors and any Board committee on which such Director served.

     The Company has a separately-designated standing audit committee.
The Board of Directors has adopted a written charter for the Audit Committee which is available on the Company's website at www.peerces.com under the caption "Corporate Governance." The Audit Committee recommends engagement of the Company's independent registered public accountants, reviews the arrangements and scope of the audit and the performance of the independent accountants, reviews the financial statements, considers comments made by the independent accountants with respect to the Company's system of internal accounting controls and reviews non-audit services provided by the Company's independent registered public accountants. The Board of Directors has determined that each of David Gonano and Trent Walklett is an "audit committee financial expert" as defined in Section 407 of the Sarbanes-Oxley Act of 2002 and that each of Mr. Gonano and, Mr. Walklett is independent under Rule 4200(a)(15) of the NASD listing standards.

     The Board of Directors does not have standing compensation or nominating committees and has not adopted a written charter for such committees. The Board of Directors has determined that due to the small size of the Board of Directors, separate committees are not necessary in order to carry out the functions performed by such committees. All members of the Board of Directors participate in the consideration of Director nominees; provided however, that nomination for election or appointment to the Board of Directors requires the affirmative vote of a majority of the independent directors of the Company.


Director Nominating Procedures

     The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole. The Board of Directors will consider as potential nominees persons recommended by stockholders. Recommendations should be submitted to the Board of Directors in care of the President at the address set forth on the cover of this proxy statement. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that the stockholder believes qualifies the person for consideration, a statement that the person has agreed to serve if nominated and elected, and any other information required under the Company's bylaws.

     Pursuant to a Board resolution setting forth the Company's nomination process, the Board of Directors has formulated a process to identify potential candidates for nomination as Directors. Candidates for nomination have been recommended by an executive officer or Director, and considered by the Board of Directors. Nomination or appointment to the Board of Directors requires the affirmative vote of a majority of the independent directors of the Company. The Board of Directors has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. In evaluating candidates for nomination, the Board of Directors will consider the factors it believes to be appropriate, which include the candidate's personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of the Board of Directors in collectively serving the long-term interests of the Company's stockholders. Although the Board of Directors has the authority to retain a search firm to assist it to identify director candidates, there has to date been no need to employ a search firm. The Board of Directors does not evaluate potential nominees for director differently based on whether they are recommended by a stockholder, an officer, a director or any other person.

     Stockholders who themselves wish to nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Board of Directors for its consideration, are required to comply with any advance notice and other requirements set forth in the Company's bylaws.

Policy on Communication with the Board

     In order to provide the Company's stockholders with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to Directors. Stockholders of the Company and other interested persons may communicate with the Chairman of the Audit Committee or with the non-management Directors of the Company as a group by sending a letter to the Audit Committee at the address set forth on the cover of this proxy statement. The letter should indicate which of the foregoing is the intended recipient.

     All communications received in accordance with these procedures will be reviewed initially by the Company's President. The Company's President will relay any such communication to the appropriate Director or Directors unless the President determines that the communication:

     -does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees;

     -relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;

     -is an advertisement or other commercial solicitation or communication;

     -is frivolous or offensive; or

     -is otherwise not appropriate for delivery to Directors.


     The Director or Directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Company's President and only in accordance with the Company's policies and procedures and applicable law and regulations relating to the disclosure of information.

     The Company's President will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

     The Board of Directors has a policy of encouraging members of the Board of Directors to attend the annual meetings of the stockholders.

Code of Ethics

     The Company has adopted a Code of Ethics that applies to all of its directors, officers and employees performing financial functions for the Company, including its chief executive officer, chief financial officer, controller and any person performing similar functions. The Company has made this Code of Ethics available on its website at www.peerces.com under the caption "Corporate Governance." The Company intends to disclose future amendments to the code of ethics, or waivers from the provisions of the code of ethics granted to the chief executive officer, chief financial office, controller and any person performing similar functions on this website.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended
(the Exchange Act") requires that the Company's directors and executive officers, and persons who own more than 10% of the Company's outstanding Common Stock, file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of change in ownership of the Common Stock of the Company. The same persons are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all required reports under Section 16(a) of the Exchange Act, were filed in fiscal year 2005.

Section 16(a) Filings

     The Company posts copies of Forms 3, 4, and 5 filed with the SEC with respect to its Common Stock under Section 16(a) of the Exchange Act on its website at www.peerces.com under the caption "Corporate Governance".


Executive Compensation

     Summary Compensation Table

     The following table sets forth the compensation paid or allocated to the chief executive officer of the Company for the past three years. The total of salary and bonus paid to each other executive officer of the Company did not exceed $100,000 in any such year.

                                         Annual Compensation
                                         -------------------
                                                         Other Annual
Name and Principal Position    Year   Salary    Bonus    Compensation
                                         $        $           $
-------------------------------------------------------------------------
Jackson Y. Dott                2005   124,800     -           -
Chief Executive Officer        2004   124,800     -           -
                               2003   124,800     -           -


                                    Long Term Compensation
                                    ----------------------
                                 Awards                Payouts

                        Restricted    Securities
                          Stock       Underlying    LTIP     All Other
                Year      Awards       Options     Payouts  Compensation
                --------------------------------------------------------
                2005         -            -           -          -
                2004         -            -           -          -
                2003         -          40,000(1)     -          -



-----------------------------------------
(1) This option expired on March 3, 2005.


Director Compensation

     The Company's Directors have not received any cash compensation for their services as Directors for the past year.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of August 26, 2005 by (i) each person that is known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the outstanding shares of Common Stock; (ii) each Director; and (iii) all Directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and disposition power with respect to the shares beneficially owned by such persons. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the address of each stockholder set forth below is c/o Monarch Services, Inc., 4517 Harford Road, Baltimore, MD 21224.

Name and Address of        Amount and Nature of       Percent of
Beneficial Owner           Beneficial Ownership        Class
--------------------------------------------------------------------

Jackson Y. Dott                  427,529(1)             26.4%

A. Eric Dott                     232,090(2)             14.3%

David F. Gonano                      -0-                 -

Trent J. Walklett                    -0-                 -

All Directors and Executive      659,619                40.7%
Officers (4 persons)

------------------------------------------

(1)      Includes 3,000 shares of Common Stock held by Mr. J.
Dott's daughter over which Mr. Dott shares the power to vote and dispose.

(2) Includes 4,000 shares held by Mr. A. Dott's grandchildren over which Mr. Dott exercises the power to vote and dispose.

Certain Relationships and Related Transactions

     Mr. A. Eric Dott, Chairman of the Board and 14.3% stockholder, is the joint owner with his wife of certain real property located in Baltimore, Maryland. One location in Baltimore, Maryland comprises approximately 32,000 square feet and is utilized as offices and plant by the Company under a lease expiring in June 2007. The property is leased by the Company through 2007 for approximately $144,000 annually and provides for escalation of rent based on certain indexes. The management of the Company believes that the terms of its lease with the Dotts are comparable to those which would be obtainable in leases with non-affiliated parties.


PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
              PUBLIC ACCOUNTANTS

     Subject to ratification by the stockholders and on the recomm-endation of the Audit Committee, the Board of Directors has appointed Stegman & Company as independent registered public accountants to audit the financial statements for the year ending April 30, 2006. Represent-atives of Stegman & Company are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The Board of Directors recommends that stockholders vote FOR ratification of Stegman & Company as independent accountants. Unless contrary instructions are given, the persons named in the accompanying proxy will vote all proxies in favor of ratification of the appointment of independent accountants.


Audit Committee Report

     The Audit Committee of the Board of Directors reports to and acts on behalf of the Board of Directors in providing oversight of the financial management, independent registered public accounting firm, and financial reporting procedures of the Company. The Company's management is responsible for internal controls and for preparing the Company's financial statements. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and issuing a report thereon. The Audit Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors.

     The Audit Committee met and held discussions during fiscal year 2005 with management and the independent registered public accounting firm (including private sessions with the internal auditors and the Chief Financial Officer). During these meetings, the Audit Committee reviewed and discussed with both management and the independent registered public accounting firm the quarterly and audited year-end financial statements and reports prior to their issuance. The Audit Committee also discussed with management and the independent registered public accounting firm the adequacy of the Company's internal controls, systems and the overall quality of the Company's financial reporting. These meetings also included an overview of the preparation and review of these financial statements and a discussion of any significant accounting issues.

     The Audit Committee has discussed with Stegman & Company, the independent auditors for the Company for fiscal year 2005, the matters required to be discussed by Statement on Auditing Standards 61. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence. The Audit Committee has considered whether any services in addition to audit services by Stegman & Company is compatible with maintaining Stegman & Company's independence and has determined that such services are appropriate.

     Based on its review of the financial statements, and in reliance on its review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year 2005 for filing with the Securities and Exchange Commission.


July 27, 2005

                                             David F. Gonano, Chairman
                                             Trent J. Walklett



PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

     All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Stegman & Company was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

     The Audit Committee charter requires that the Audit Committee pre-approve all audit and non-audit engagement fees, and terms and services. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is required. The Audit Committee reviews these requests and advises management and the independent auditors if the Audit Committee pre-approves the engagement of the independent auditors for such projects and services. On a periodic basis, the independent auditors report to the Audit Committee the actual spending for such projects and services compared to the approved amounts. The Audit Committee may delegate the authority to grant any pre-approvals to one or more members of the Audit Committee, provided that such member reports any pre-approvals to the Audit Committee at its next scheduled meeting. The
Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee.

     The following table presents fees for professional services rendered by Stegman & Company for the audit of Monarch Service's annual consolidated financial statements for the years ended April 30, 2005 and 2004 and fees for other services rendered by Stegman & Company during those periods.

                                          Year ended April 30,

                                       2005                  2004
                                       ----                  ----

            Audit fees(1)           $ 43,475              $ 39,150
            Audit-related fees(2)      1,225                     0
            Tax fees(3)                7,250                 8,750
            All other fees(4)              0                     0
                                    --------              --------
            Total fees              $ 51,950              $ 47,900
                                    ========              ========


(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in the quarterly reports, and services that are normally provided by Stegman & Company in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of fees billed for professional services rendered for internal control review services and accounting consultations. This fee was for an audit review of recommendations made by the SEC to improve our reporting on the Company's quarterly and year-end reports.

(3) Tax Fees consist of fees billed for professional services rendered for federal and state tax compliance, tax advice and tax planning.

(4) All Other Fees consist of fees for services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of Independent Auditors

     The Audit Committee's policy is to pre-approve all audit and permissible non-audit services performed by the independent auditors.
Prior to engagement of the independent auditors for the next fiscal year's audit, the independent auditor provides the scope of the proposed audit and related fees for services expected to be rendered during that year within each of four categories of services to the Audit Committee for approval. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. The Audit Committee is also informed routinely as to the services actually provided by the independent auditor pursuant to this pre-approval process. The Audit Committee's prior approval must be obtained before the scope or cost of pre-approved services is increased and if the need for other permissible non-audit services arises during the course of the year.

     In determining whether to pre-approve any given services, the Audit Committee considers whether such services are consistent with the continued independence of the independent auditor under the SEC's rules, whether the independent auditor is best positioned to provide the most effective and efficient service, whether the service might enhance the Company's ability to manage or control risk or improve audit quality.

     The Audit Committee approved all audit and non-audit services provided by Stegman & Company in fiscal year 2005.

     The Audit Committee has delegated pre-approval authority to its Chairman to pre-approve services to be provided by the independent auditors between meetings. The Chairman must report any decisions to the Audit Committee at the next scheduled meeting.


Vote required

     The ratification of the appointment of Stegman & Company as the Company's independent certified public accountants requires the affirmative vote of the majority of all votes cast on the matter. Abstentions and broker non-votes will have no effect on the ratification of the appointment of Stegman & Company as the Company's independent certified public accountants.

     The Board of Directors recommends that the stockholders vote "FOR" the ratification of the appointment of Stegman & Company as independent registered public accountants of the Company. Unless contrary instructions are given, the persons named in the accompanying proxy will vote all proxies in favor of the ratification of Stegman & Company.


VOTING

     As of the Record Date, there were 1,619,620 shares of Common Stock issued, outstanding and entitled to vote. A quorum for the meeting requires the presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock.


STOCKHOLDER NOMINATIONS AND PROPOSALS

     The bylaws of the Company provide that, to be properly brought before the annual meeting, business must be (1) specified in the notice of the annual meeting (or any supplement thereto) given by the Company pursuant to the bylaws; (2) brought before the annual meeting by or under the direction of the Board of Directors (or the chairman of the board or the president), or (3) properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the corporate secretary.

     The bylaws provide that nominations of persons for election to the Board of Directors of the Company may be made at the annual meeting, by or under the direction of the Board of Directors, or by any nominating committee or person appointed by the Board of Directors, or by any stockholder of the Company entitled to vote for the election of directors at the annual meeting who complies with the notice procedures set forth below. Such nominations, other than those made by or under the direction of the Board of Directors or by any nominating committee or person appointed by the Board of Directors, can only be made pursuant to timely notice in writing to the corporate secretary.

     To be timely, such stockholder's notice must be delivered to or mailed to and received by the corporate secretary at the principal executive offices of the Company, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the annual meeting (or, with respect to a proposal required to be included in the Company's proxy statement pursuant to Rule 14a-8 of the Exchange Act, or its successor provision, the earlier date such proposal is received pursuant to Rule 14a-8. If, during the prior year the Company did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the first anniversary of the prior year's annual meeting (other than as a result of adjournment), then, to be timely, notice must be delivered to or mailed and received by the corporate secretary at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made.

     Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director, (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class and number of shares of the Company stock which are beneficially owned by the person, and (4) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations under the Exchange Act; (b)as to each matter the stockholder proposes to bring before the annual meeting, (1) a brief description of the business desired to be brought before the annual meeting, (2) the reasons for conducting such business at the annual meeting, and (3) any material interest of the stockholder in such business; and (c) as to the stockholder giving the notice, (1) the name and address of the stockholder and (2) the class and number of shares of the Company which are beneficially owned by the stock-holder. The Company may require any proposed nominee or stockholder to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company or the eligibility of the stockholder to bring business before the annual meeting.

     Pursuant to the Company's bylaws and applicable rules under the Exchange Act, certain stockholder proposals may be eligible for inclusion in the Company's 2006 Proxy Statement. Any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than May 3, 2006. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of such securities rules. It is suggested that proposals be forwarded by certified mail, return receipt requested.


OTHER INFORMATION

     The Company will provide, without charge to each person solicited, on the written request of such person, a copy of its annual report on Form 10-KSB, including the financial statement schedules, required to be filed pursuant to Rule 13a-1 under the Exchange Act for the Company's most recent fiscal year. Such a request can be directed to Mr. Marshall Chadwell, Chief Financial Officer, 4517 Harford Road, Baltimore, Maryland 21214.


OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote said proxy in respect of any such business in accordance with their best judgment.

                             By Order of the Board of Directors


                             /s/ Marshall Chadwell
                             Secretary

September 2, 2005



                         MONARCH SERVICES, INC.
                PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           OCTOBER 26, 2005

The undersigned hereby appoints A. Eric Dott and David F. Gonano, and each of them, with full power of substitution, as proxy, to vote all shares of the Common Stock of Monarch Services, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of stockholders of the Company on October 26, 2005 at 10:00 a.m., and at any adjournment or postponements thereof (the "Annual Meeting"), on the following matters, each of which is fully described in the proxy statement.

The Board of Directors recommends a vote FOR items 1 and 2 listed below.


1. FOR / / WITHHOLD / / The election of Jackson Y. Dott as a Class II Director of the Company to serve until the 2008 annual meeting of stockholders and until his successor is duly elected and qualified.

2. FOR / / AGAINST / / ABSTAIN / / Proposal to ratify Stegman & Company, as independent auditors of the company for the fiscal year ending April 30, 2006.

3. To act upon any other matter which may properly come before the Annual Meeting.

THIS PROXY WILL BE VOTED ON EACH OF THE FOREGOING ITEMS AS SPECIFIED BY THE PERSON SIGNING IT, BUT IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE RATIFICATION OF ACCOUNTANTS.

------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

Receipt of notice of the Annual Meeting and proxy statement is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for the Annual Meeting.



WITNESS the hand and seal undersigned, this       day of             , 2005.


-----------------------------------------------
               (SEAL)

-----------------------------------------------
               (SEAL)

Please date and then sign exactly as name appears to the right. If signing for trusts, estates or corporations, capacity or title should be stated. If shares are jointly owned, both owners should sign.

 PLEASE DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE